Exhibit 10.1

AMENDMENT TO AWARDS ISSUED BY THE WENDY’S COMPANY UNDER VARIOUS EQUITY PLANS

This Amendment (this “Amendment”) is hereby adopted as of this 3rd day of August, 2023 (the “Effective Date”) by The Wendy’s Company (the “Company”) to amend various Awards that had been granted under The Wendy’s Company 2020 Omnibus Award Plan (the “2020 Plan”) and/or The Wendy’s Company 2010 Omnibus Award Plan (the “2010 Plan” and together with the 2020 Plan, the “Plans”) as described on Schedule A attached hereto (collectively, the “Awards”). This Amendment amends all outstanding Awards to revise the terms applicable upon a Participant’s termination of employment or service to the Company and its Subsidiaries upon Retirement (as defined in this Amendment) or severance (as described in this Amendment). Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Plans.

Recitals:

WHEREAS, the Company wishes to amend certain terms of the Awards, as permitted by Section 13(b) of the Plans;

NOW, THEREFORE, the Company and the Participant, in consideration of the mutual covenants contained herein and intending to be legally bound hereby, agree as follows:

1. Amendment of Section 4 of Options (U.S.). Section 4 of each Nonqualified Stock Option Award Agreement (U.S.), whether issued under the 2020 Plan or the 2010 Plan, is hereby amended by deleting the same in its entirety and substituting therefor the following:

4. Subject to the Optionee’s continued provision of services to the Company, the Option shall be exercisable as follows:

(a) One-third of the shares of Common Stock subject to the Option shall be exercisable on or after the first anniversary of the Date of Grant;

(b) One-third of the shares of Common Stock subject to the Option shall be exercisable on or after the second anniversary of the Date of Grant; and

(c) One-third of the shares of Common Stock subject to the Option shall be exercisable on or after the third anniversary of the Date of Grant.

Notwithstanding the foregoing, in the event the Optionee’s employment or service to the Company and its Subsidiaries is terminated, the Option shall vest and become exercisable as follows:

(i) Change in Control, Death or Disability. The Options shall become fully (100%) and immediately vested upon a termination of employment or service: (A) by the Company or its Subsidiaries other than for Cause (and other than due to death or Disability) within twelve (12) months following a Change in

Control; (B) by the Optionee for Good Reason within twelve (12) months following a Change in Control; (C) as a result of the Optionee’s death; or (D) due to the Optionee’s Disability;

(ii) Severance.

(A) If (1) the Optionee is subject to an employment letter with the Company, is in a class of employees subject to the Company’s Executive Severance Pay Policy, or is in a class of employees subject to another severance policy adopted by the Company, (2) such employment letter or policy addresses the treatment of Options and (3) the Optionee is terminated without Cause (other than in connection with a Change in Control, death or Disability as set forth in clause (i) above), the Options shall vest and become exercisable as set forth under such employment letter or policy, as applicable; and

(B) If the Optionee holds the position of vice president or lower, and the Optionee is terminated without Cause (other than in connection with a Change in Control, death or Disability as set forth in clause (i) above), the Optionee will become immediately vested in such portion of the Option that would have otherwise vested within twelve (12) months following the date of termination of employment or service, provided that the Optionee otherwise complies with the Company’s then-current severance policy; and

(iii) Retirement. In the event of the Optionee’s Retirement (as defined below), the Optionee will continue to vest in the Options according to the vesting schedule set forth in this Section 4 as if the Optionee remained employed on each applicable vesting date. For purposes of these Options, “Retirement” shall mean the Optionee’s voluntary termination of the Optionee’s employment or service with the Company and its Subsidiaries at a time that Cause does not exist (A) after attaining age sixty (60), (B) after having at least ten (10) years of employment or service with the Company or its Subsidiaries, (C) as of a date specified (or such other date as agreed to by the Company) in a written notice of proposed Retirement provided by the Optionee to the Company at least six (6) months before the proposed Retirement date and (D) Optionee otherwise complying with the Company’s then-current retirement policy.

2. Amendment of Section 5 of Options (U.S.). Section 5 of each Nonqualified Stock Option Award Agreement (U.S.), whether issued under the 2020 Plan or the 2010 Plan, is hereby amended by deleting the same in its entirety and substituting therefor the following:

5. The unexercised portion of the Option shall automatically and without notice terminate and become null and void at the earlier of (i) the tenth anniversary of the Date of Grant (the “Option Period”) and (ii) the earliest applicable time set forth below:

(a) Termination for Cause. In the event the Optionee’s employment or service to the Company and its Subsidiaries is terminated by the Company or its Subsidiaries for Cause, all outstanding Options granted to the Optionee shall immediately terminate and expire;

(b) Death, Disability or Change in Control. In the event the Optionee’s employment or service to the Company and its Subsidiaries is terminated by the Company or its Subsidiaries due to the Optionee’s death, Disability or without Cause within 12 months after a Change in Control or by the Optionee for Good Reason within 12 months after a Change in Control, each outstanding vested Option shall remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the Option Period);

(c) Severance. Unless otherwise provided by the Committee, in the event the Optionee’s employment or service to the Company and its Subsidiaries is terminated by the Company or its Subsidiaries other than for Cause (and other than in connection with death, Disability or a Change in Control as described in Section 4 above):

(i) if the Optionee is subject to an employment letter with the Company, is in a class of employees subject to the Company’s Executive Severance Pay Policy or is in a class of employees subject to another severance policy adopted by the Company, and such employment letter or policy addresses the treatment of Options, the Options shall be exercisable for the greater of ninety (90) days and the period as set forth under such employment letter or policy (but in no event beyond the expiration of the Option Period);

(ii) if the Optionee had attained age 55 and had at least 10 years of employment or service with the Company and its Subsidiaries as of the termination date, each outstanding vested Option shall remain exercisable for three (3) years after the termination date (but in no event beyond the expiration of the Option Period);

(iii) if the Optionee holds the position of vice president or lower, each outstanding vested Option shall remain exercisable for one (1) year after the termination date (but in no event beyond the expiration of the Option Period); and

(iv) if the Optionee is not in a class of employees described in Section 5(c)(i) – (iii), each outstanding vested Option shall remain exercisable for ninety (90) days after the termination date (but in no event beyond the expiration of the Option Period);

(d) Retirement. Unless otherwise provided by the Committee,

(i) in the event of the Optionee’s Retirement (as defined in Section 4(c) above), each outstanding Option shall remain exercisable for the remainder of the Option Period (but in no event may an outstanding Option be exercised before its applicable vesting date); and

(ii) in the event the Optionee would have qualified for Retirement (as defined in Section 4(c) above) but for the fact that Optionee had attained age fifty-five (55) but not age sixty (60), each outstanding vested Option shall remain exercisable for three (3) years (but in no event beyond the expiration of the Option Period); and

(e) Other Termination. Unless otherwise provided by the Committee, in the event the Optionee’s employment or service to the Company and its Subsidiaries is terminated for any other reason not stated in Section 5(a), (b), (c) or (d) above, and after taking into account any accelerated vesting under Section 4 above, each outstanding unvested Option granted to the Optionee shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the Option Period).

3. Amendment of Section 4(a) of Options (Non-U.S.). Section 4(a) of each Nonqualified Stock Option Award Agreement (Non-U.S.), whether issued under the 2020 Plan or the 2010 Plan, is hereby amended by deleting the same in its entirety and substituting therefor the following:

4(a) Subject to the Optionee’s continued provision of services to the Company, the Option shall be exercisable as follows:

(i) One-third of the shares of Common Stock subject to the Option shall be exercisable on or after the first anniversary of the Date of Grant;

(ii) One-third of the shares of Common Stock subject to the Option shall be exercisable on or after the second anniversary of the Date of Grant; and

(iii) One-third of the shares of Common Stock subject to the Option shall be exercisable on or after the third anniversary of the Date of Grant.

Notwithstanding the foregoing, in the event the Optionee’s employment or service to the Company and its Subsidiaries is terminated, the Option shall vest and become exercisable as follows:

(x) Change in Control, Death or Disability. The Options shall become fully (100%) and immediately vested upon a termination of employment or service: (A) by the Company or its Subsidiaries other than for Cause (and other than due to death or Disability) within twelve (12) months following a Change in Control; (B) by the Optionee for Good Reason within twelve (12) months following a Change in Control; (C) as a result of the Optionee’s death; or (D) due to the Optionee’s Disability;

(y) Severance.

(A) If (1) the Optionee is subject to an employment letter with the Company, is in a class of employees subject to the Company’s Executive Severance Pay Policy, or is in a class of employees subject to another severance policy adopted by the Company, (2) such employment letter or policy addresses the treatment of Options and (3) the Optionee is terminated without Cause (other than in connection with a Change in Control, death or Disability as set forth in clause 4(x) above), the Options shall vest and become exercisable as set forth under such employment letter or policy, as applicable; and

(B) If the Optionee holds the position of vice president or lower, and the Optionee is terminated without Cause (other than in connection with a Change in Control, death or Disability as set forth in clause 4(x) above), the Optionee will become immediately vested in such portion of the Option that would have otherwise vested within twelve (12) months following the date of termination of employment or service, provided that the Optionee otherwise complies with the Company’s then-current severance policy; and

(z) Retirement. In the event of the Optionee’s Retirement (as defined below), the Optionee will continue to vest in the Options according to the vesting schedule set forth in this Section 4 as if the Optionee remained employed on each applicable vesting date. For purposes of these Options, “Retirement” shall mean the Optionee’s voluntary termination of the Optionee’s employment or service with the Company and its Subsidiaries at a time that Cause does not exist (A) after attaining age sixty (60), (B) after having at least ten (10) years of employment or service with the Company or its Subsidiaries, (C) as of a date specified (or such other date as agreed to by the Company) in a written notice of proposed Retirement provided by the Optionee to the Company at least six (6) months before the proposed Retirement date and (D) Optionee otherwise complying with the Company’s then-current retirement policy.

4. Amendment of Section 5 of Options (Non-U.S.). Section 5 of each Nonqualified Stock Option Award Agreement (Non-U.S.), whether issued under the 2020 Plan or the 2010 Plan, is hereby amended by deleting the same in its entirety and substituting therefor the following:

5. The unexercised portion of the Option shall automatically and without notice terminate and become null and void at the earlier of (i) the tenth anniversary of the Date of Grant (the “Option Period”) and (ii) the earliest applicable time set forth below:

(a) Termination for Cause. In the event the Optionee’s employment or service to the Company and its Subsidiaries is terminated by the Company or its Subsidiaries for Cause, all outstanding Options granted to the Optionee shall immediately terminate and expire;

(b) Death, Disability or Change in Control. In the event the Optionee’s employment or service to the Company and its Subsidiaries is terminated by the Company or its Subsidiaries due to the Optionee’s death, Disability or without Cause within 12 months after a Change in Control or by the Optionee for Good Reason within 12 months after a Change in Control, each outstanding vested Option shall remain exercisable for one (1) year thereafter (but in no event beyond the expiration of the Option Period);

(c) Severance. Unless otherwise provided by the Committee, in the event the Optionee’s employment or service to the Company and its Subsidiaries is terminated by the Company or its Subsidiaries other than for Cause (and other than in connection with death, Disability or a Change in Control as described in Section 4(a) above):

(i) if the Optionee is subject to an employment letter with the Company, is in a class of employees subject to the Company’s Executive Severance Pay Policy or is in a class of employees subject to another severance policy adopted by the Company, and such employment letter or policy addresses the treatment of Options, the Options shall be exercisable for the greater of ninety (90) days and the period as set forth under such employment letter or policy (but in no event beyond the expiration of the Option Period);

(ii) if the Optionee had attained age 55 and had at least 10 years of employment or service with the Company and its Subsidiaries as of the termination date, each outstanding vested Option shall remain exercisable for three (3) years after the termination date (but in no event beyond the expiration of the Option Period);

(iii) if the Optionee holds the position of vice president or lower, each outstanding vested Option shall remain exercisable for one (1) year after the termination date (but in no event beyond the expiration of the Option Period); and

(iv) if the Optionee is not in a class of employees described in Section 5(c)(i) – (iii), each outstanding vested Option shall remain exercisable for ninety (90) days after the termination date (but in no event beyond the expiration of the Option Period);

(d) Retirement. Unless otherwise provided by the Committee,

(i) in the event of the Optionee’s Retirement (as defined in Section 4(a)(z) above), each outstanding Option shall remain exercisable for the remainder of the Option Period (but in no event may an outstanding Option be exercised before its applicable vesting date); and

(ii) in the event the Optionee would have qualified for Retirement (as defined in Section 4(a)(z) above) but for the fact that Optionee had attained age fifty-five (55) but not age sixty (60), each outstanding vested Option shall remain exercisable for three (3) years (but in no event beyond the expiration of the Option Period); and

(e) Other Termination. Unless otherwise provided by the Committee, in the event the Optionee’s employment or service to the Company and its Subsidiaries is terminated for any other reason not stated in Section 5(a), (b), (c) or (d) above, and after taking into account any accelerated vesting under Section 4 above, each outstanding unvested Option granted to the Optionee shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for ninety (90) days thereafter (but in no event beyond the expiration of the Option Period).

Vesting of unvested Options pursuant to this Section 5 shall further be subject to Section 4(b) above.

5. Amendment of Section 5 of Performance Units Awards (U.S.). Section 5 of each Performance Unit Award Agreement (U.S.), whether issued under the 2020 Plan or the 2010 Plan, is hereby amended by deleting the same in its entirety and substituting therefor the following:

5. Effect of Termination of Employment or Service.

(a) General. If the Participant ceases employment or service to the Company and its Subsidiaries for any reason prior to the end of the Performance Period (except following a Change in Control as described in Section 4(b) above or as a result of the Participant’s death, Disability, severance or Retirement as described in Sections 5(b), (c) or (d) below), the Units shall be immediately canceled and the Participant shall thereupon cease to have any right or entitlement to receive any shares of Common Stock under the Award.

(b) Death or Disability. Notwithstanding Sections 3(c) and 5(a) above, in the event the Participant’s employment or service to the Company and its Subsidiaries is terminated by the Company or its Subsidiaries due to death or Disability, outstanding Units granted to the Participant shall become vested and the restrictions thereon shall immediately lapse as of the date of such termination of employment or service; provided, that the portion of any such Units that shall become fully vested and free from such restrictions shall be based on (i) actual performance through the date of termination as determined by the Committee or (ii) if the Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of Target performance as determined by the Committee, in each case prorated, with such proration determined by multiplying the number of Units by a fraction, the numerator of which is the number of full calendar months worked by the Participant since the Award Date (with the month in which the Award Date occurred being the first month) to the date of death or Disability, and the denominator of which is the total number of months between the Award Date and the end of the Performance Period. The Units earned in accordance with the foregoing shall be paid out to the Participant in shares of Common Stock as soon as practicable following the Committee’s determination, but in no event later than seventy-four (74) days following the last day of the calendar year in which the termination of employment or service occurred.

(c) Severance not in Connection with a Change in Control. In addition, notwithstanding Section 5(a) above, in the event the Participant’s employment or service to the Company and its Subsidiaries is terminated by the Company or its Subsidiaries prior to the end of the Performance Period other than for Cause (and other than due to death or Disability as described in Section 5(b) or in connection with a Change in Control as described in Section 4(b) above), (i) if the Participant is in a class of employees subject to the Company’s Executive Severance Pay Policy (senior vice president or higher), the Units shall vest and the restrictions thereon shall lapse as set forth under such policy; (ii) if the Participant is subject to an employment letter with the Company or is in a class of employees subject to another severance policy adopted by the Company, and such employment letter or policy addresses the treatment of the Units, the Units shall vest and the restrictions thereon shall lapse as set forth under such employment letter or policy, as applicable, unless Section 5(c)(iii) provides better treatment; otherwise (iii) provided that the Participant otherwise complies with the Company’s then-current severance policy, a prorated portion of the Units shall become vested and the restrictions thereon shall immediately lapse as of the date of such termination of employment or service; provided, that the portion of any such Units that shall become fully vested and free from such restrictions shall be based on actual performance through the end of the Performance Period as determined by the Committee in accordance with Section 3 above, with such proration determined by multiplying the number of Units by a fraction, the numerator of which is the number of full calendar months worked by the Participant since the Award Date (with the month in which the Award Date occurred being the first month) to the date of termination of employment or service, and the denominator of which is the total number of months between the Award Date and the end of the Performance Period. The Units earned in accordance with the foregoing shall be paid out to the Participant in shares of Common Stock as soon as practicable following the Committee’s determination, subject to and in accordance with Section 3 above.

(d) Retirement. In addition, notwithstanding Section 5(a) above, in the event the Participant’s Retirement (as defined below), outstanding Units granted to the Participant shall become vested and the restrictions thereon shall immediately lapse as of the date of such Retirement, subject to actual performance through the end of the Performance Period as determined by the Committee in accordance with Section 3 above. The Units earned in accordance with the foregoing shall be paid out to the Participant in shares of Common Stock as soon as practicable following the Committee’s determination, subject to and in accordance with Section 3 above. For purposes of this Award, “Retirement” shall mean the Participant’s voluntary termination of the Participant’s employment or service with the Company and its Subsidiaries at a time that Cause does not exist (A) after attaining age sixty (60), (B) after having at least ten (10) years of employment or service with the Company or its Subsidiaries, (C) as of a date specified (or such other date as agreed to by the Company) in a written notice of proposed Retirement provided by the Participant to the Company at least six (6) months before the proposed Retirement date and (D) the Participant otherwise complying with the Company’s then-current retirement policy.

6. Amendment of Sections 5 of Performance Units Awards (Non-U.S.). Sections 5 of each Performance Unit Award Agreement (Non-U.S.), whether issued under the 2020 Plan or the 2010 Plan, is hereby amended by deleting the same in its entirety and substituting therefor the following:

5. Effect of Termination of Employment or Service.

(a) General. If the Participant ceases employment or service to the Company and its Subsidiaries for any reason prior to the end of the Performance Period (except following a Change in Control as described in Section 4(b) above or as a result of the Participant’s death, Disability, severance or Retirement as described in Sections 5(b), (c) or (g) below), the Units shall be immediately canceled and the Participant shall thereupon cease to have any right or entitlement to receive any shares of Common Stock under the Award.

(b) Death or Disability. Notwithstanding Sections 3(c) and 5(a) above, in the event the Participant’s employment or service to the Company and its Subsidiaries is terminated by the Company or its Subsidiaries due to death or Disability, outstanding Units granted to the Participant shall become vested and the restrictions thereon shall immediately lapse as of the date of such termination of employment or service; provided, that the portion of any such Units that shall become fully vested and free from such restrictions shall be based on (i) actual performance through the date of termination as determined by the Committee or (ii) if the Committee determines that measurement of actual performance cannot be reasonably assessed, the assumed achievement of Target performance as determined by the Committee, in each case prorated, with such proration determined by multiplying the number of Units by a fraction, the numerator of which is the number of full calendar months worked by the Participant since the Award Date (with the month in which the Award Date occurred being the first month) to the date of death or Disability, and the denominator of which is the total number of months between the Award Date and the end of the Performance Period. Vesting of outstanding Units pursuant to this Section 5(b) shall further be subject to Section 5(d) below. The Units earned in accordance with the foregoing shall be paid out to the Participant in shares of Common Stock as soon as practicable following the Committee’s determination, but in no event later than seventy-four (74) days following the last day of the calendar year in which the termination of employment or service occurred.

(c) Severance not in Connection with a Change in Control. In addition, notwithstanding Section 5(a) above, in the event the Participant’s employment or service to the Company and its Subsidiaries is terminated by the Company or its Subsidiaries prior to the end of the Performance Period other than for Cause (and other than due to death or Disability as described in Section 5(b) or in connection with a Change in Control as described in Section 4(b) above), (i) if the Participant is in a class of employees subject to the Company’s Executive Severance Pay Policy (senior vice president or higher), the Units shall vest and the restrictions thereon shall lapse as set forth under such policy; (ii) if the Participant is subject to an employment letter with the Company or is in a class of employees subject to another severance policy adopted by the Company, and such employment letter or policy addresses the treatment of the Units, the Units shall vest and the restrictions thereon shall lapse as set forth under such employment letter or policy, as applicable, unless Section 5(c)(iii) provides better treatment; otherwise (iii) provided that the Participant otherwise complies with the Company’s then-current severance policy, a prorated portion of the Units shall become vested and the restrictions thereon shall immediately lapse as of the date of such termination of employment or service; provided, that the portion of any such Units that shall become fully vested and free from such restrictions shall be based on actual performance through the end of the Performance Period as determined by the Committee in accordance with Section 3 above, with such proration determined by multiplying the number of Units by a fraction, the numerator of which is the number of full calendar months worked by the Participant since the Award Date (with the month in which the Award Date occurred being the first month) to the date of termination of employment or service, and the denominator of which is the total number of months between the Award Date and the end of the Performance Period. Vesting of outstanding Units pursuant to this Section 5(c) shall further be subject to Section 5(d) below. The Units earned in accordance with the foregoing shall be paid out to the Participant in shares of Common Stock as soon as practicable following the Committee’s determination, subject to and in accordance with Section 3 above.

(d) Employment Relationship. The Participant’s employment relationship will be considered terminated as of the date the Participant is no longer actively providing services to the Company and its Subsidiaries (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or providing services or the terms of the Participant’s employment agreement, if any), and such date will not be extended by any notice period (e.g., the period of employment would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any); the Committee shall have the sole discretion to determine when the Participant is no longer actively providing services for purposes of the Award (including whether the Participant may still be considered to be providing services while on a leave of absence).

(e) Settlement. Notwithstanding anything in this Agreement or the Plan to the contrary, the Company may, in its sole discretion, settle the Units in the form of a cash payment to the extent settlement in shares of Common Stock is prohibited under local law, or would require the Company or its Subsidiaries, and/or the Participant to secure any legal or regulatory approvals, complete any legal or regulatory filings, or undertake any additional steps. In addition, the Company may require the Participant to sell any shares of Common Stock acquired under the Plan at such times as may be required to comply with any local legal or regulatory requirements (in which case, this Agreement shall give the Company the authority to issue sales instructions on behalf of the Participant).

(f) No Claim. No claim or entitlement to compensation or damages shall arise from forfeiture of the Units resulting from the Participant’s termination of employment or other service relationship (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant’s employment agreement, if any).

(g) Retirement. In addition, notwithstanding Section 5(a) above, in the event the Participant’s Retirement (as defined below), outstanding Units granted to the Participant shall become vested and the restrictions thereon shall immediately lapse as of the date of such Retirement, subject to actual performance through the end of the Performance Period as determined by the Committee in accordance with Section 3 above. The Units earned in accordance with the foregoing shall be paid out to the Participant in shares of Common Stock as soon as practicable following the Committee’s determination, subject to and in accordance with Section 3 above. For purposes of this Award, “Retirement” shall mean the Participant’s voluntary termination of the Participant’s employment or service with the Company and its Subsidiaries at a time that Cause does not exist (A) after attaining age sixty (60), (B) after having at least ten (10) years of employment or service with the Company or its Subsidiaries, (C) as of a date specified (or such other date as agreed to by the Company) in a written notice of proposed Retirement provided by the Participant to the Company at least six (6) months before the proposed Retirement date and (D) the Participant otherwise complying with the Company’s then-current retirement policy. Vesting of outstanding Units pursuant to this Section 5(g) shall further be subject to Section 5(d) above.

7. Amendment of Section 6 of Restricted Stock Unit Awards (U.S.). Section 6 of each Restricted Stock Unit Award Agreement (U.S.), whether issued under the 2020 Plan or the 2010 Plan, is hereby amended by deleting the same in its entirety and substituting therefor the following:

6. Effect of Termination of Employment or Service.

(a) Change in Control, Death or Disability. In the event of (i) the termination of the Participant’s employment or service to the Company and its Subsidiaries by the Company other than for Cause (and other than due to death or Disability), or by the Participant for Good Reason, in each case within twelve (12) months following a Change in Control, or (ii) the termination of the Participant’s employment or service due to death or Disability, outstanding RSUs hereby granted to the Participant shall become fully vested as of the date of such termination of employment or service.

(b) Severance. In the event the Participant’s employment or service to the Company and its Subsidiaries are terminated by the Company prior to the date the RSUs would otherwise vest in accordance with Section 3 above other than for Cause (and other than following a Change in Control or in connection with the Participant’s death or Disability, each as described in further detail in Section 6(a)), (i) if the Participant is in a class of employees subject to the Company’s Executive Severance Pay Policy (senior vice president or higher), the RSUs shall vest as set forth under such policy; (ii) if the Participant is subject to an employment letter with the Company or is in a class of employees subject to another severance policy adopted by the Company, and such employment letter or policy addresses the treatment of the RSUs, the RSUs shall vest and the restrictions thereon shall lapse as set forth under such employment letter or policy, as applicable, unless Section 6(b)(iii) provides better treatment; otherwise (iii) provided that the Participant otherwise complies with the Company’s then-current severance policy, the RSUs shall vest pro rata and become nonforfeitable as of the date of such termination of employment or service, with such proration determined by multiplying the number of RSUs by a fraction, the numerator of which is the number of full calendar months worked by the Participant since the Award Date (with the month in which the Award Date occurred being the first month) to the date of termination of employment or service, and the denominator of which is the total number of months between the Award Date and the Vesting Date.

(c) Retirement. In the event of the Participant’s Retirement (as defined below), any unvested RSUs on the date of such Retirement shall continue to vest according to the vesting schedule set forth in Section 3 as if the Participant remained employed on the Vesting Date. For purposes of this Award, “Retirement” shall mean the Participant’s voluntary termination of the Participant’s employment or service with the Company and its Subsidiaries at a time that Cause does not exist (A) after attaining age sixty (60), (B)

after having at least ten (10) years of employment or service with the Company or its Subsidiaries, (C) as of a date specified (or such other date as agreed to by the Company) in a written notice of proposed Retirement provided by the Participant to the Company at least six (6) months before the proposed Retirement date and (D) the Participant otherwise complying with the Company’s then-current retirement policy.

(d) Other Voluntary Termination. Upon voluntary termination of the Participant’s employment or service with the Company and any of its Subsidiaries by the Participant, other than for Good Reason following a Change in Control as set forth in Section 6(a) or for Retirement as set forth in Section 6(c), the Restricted Stock Unit Award, to the extent not already vested, shall be forfeited, unless otherwise determined by the Committee in its sole discretion.

8. Amendment of Section 6 of Restricted Stock Unit Awards (Non-U.S.). Section 6 of each Restricted Stock Unit Award Agreement (Non-U.S.), whether issued under the 2020 Plan or the 2010 Plan, is hereby amended by deleting the same in its entirety and substituting therefor the following:

(a) Change in Control, Death or Disability. In the event of (i) the termination of the Participant’s employment or service to the Company and its Subsidiaries by the Company other than for Cause (and other than due to death or Disability), or by the Participant for Good Reason, in each case within twelve (12) months following a Change in Control, or (ii) the termination of the Participant’s employment or service due to death or Disability, outstanding RSUs hereby granted to the Participant shall become fully vested as of the date of such termination of employment or service.

(b) Severance. In the event the Participant’s employment or service to the Company and its Subsidiaries are terminated by the Company prior to the date the RSUs would otherwise vest in accordance with Section 3 above other than for Cause (and other than following a Change in Control or in connection with the Participant’s death or Disability, each as described in further detail in Section 6(a)), (i) if the Participant is in a class of employees subject to the Company’s Executive Severance Pay Policy (senior vice president or higher), the RSUs shall vest as set forth under such policy; (ii) if the Participant is subject to an employment letter with the Company or is in a class of employees subject to another severance policy adopted by the Company, and such employment letter or policy addresses the treatment of the RSUs, the RSUs shall vest and the restrictions thereon shall lapse as set forth under such employment letter or policy, as applicable, unless Section 6(b)(iii) provides better treatment; otherwise (iii) provided that the Participant otherwise complies with the Company’s then-current severance policy, the RSUs shall vest pro rata and become nonforfeitable as of the date of such termination of employment or service, with such proration determined by multiplying the number of RSUs by a fraction, the numerator of which is the number of full calendar months worked by the Participant since the Award Date (with the month in which the Award Date occurred being the first month) to the date of termination of employment or service, and the denominator of which is the total number of months between the Award Date and the Vesting Date.

(c) Retirement. In the event of the Participant’s Retirement (as defined below), any unvested RSUs on the date of such Retirement shall continue to vest according to the vesting schedule set forth in Section 3 as if the Participant remained employed on the Vesting Date. For purposes of this Award, “Retirement” shall mean the Participant’s voluntary termination of the Participant’s employment or service with the Company and its Subsidiaries at a time that Cause does not exist (A) after attaining age sixty (60), (B) after having at least ten (10) years of employment or service with the Company or its Subsidiaries, (C) as of a date specified (or such other date as agreed to by the Company) in a written notice of proposed Retirement provided by the Participant to the Company at least six (6) months before the proposed Retirement date and (D) the Participant otherwise complying with the Company’s then-current retirement policy.

(d) Other Voluntary Termination. Upon voluntary termination of the Participant’s employment or service with the Company and any of its Subsidiaries by the Participant, other than for Good Reason following a Change in Control as set forth in Section 6(a) or for Retirement as set forth in Section 6(c), the Restricted Stock Unit Award, to the extent not already vested, shall be forfeited, unless otherwise determined by the Committee in its sole discretion.

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IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer, to be effective as of the Effective Date.

THE WENDY’S COMPANY

By: /s/ M. Coley O’Brien

Printed Name: M. Coley O’Brien

Title: Chief People Officer

Schedule A

Plan	Award Type	Grant Date
2020 Plan	NQSO	8/7/2020 10/19/2020 8/13/2021 8/12/2022

2020 Plan	Performance Unit	2/23/2021 2/23/2022 5/30/2022 8/12/2022 2/16/2023

2020 Plan	Restricted Stock Unit

8/7/2020

8/17/2020

8/20/2020

9/23/2020

10/19/2020

12/10/2020

2/19/2021

3/9/2021

3/15/2021

3/28/2021

7/29/2021

8/2/2021

8/9/2021

8/13/2021

8/25/2021

9/7/2021

9/15/2021

11/6/2021

11/8/2021

11/15/2021

11/20/2021

12/2/2021

12/15/2021

1/3/2022

1/12/2022

2/22/2022

2/24/2022

3/3/2022

3/9/2022

4/11/2022

5/5/2022

5/9/2022

6/27/2022

7/6/2022

7/18/2022 8/1/2022 8/10/2022 8/12/2022 8/24/2022 8/25/2022 8/31/2022 10/3/2022 10/11/2022 12/16/2022 1/30/2023 2/1/2023 2/17/2023 2/27/2023 3/1/2023 3/14/2023 4/8/2023 4/17/2023 5/16/2023 5/17/2023

2010 Plan	NQSO	8/9/2013 8/11/2014 5/13/2015 8/7/2015 9/25/2015 11/13/2015 8/12/2016 8/29/2016 8/11/2017 8/20/2018 8/9/2019

2010 Plan	Restricted Stock Unit	2/19/2020